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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported December 7, 1999)
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                        U.S. Digital Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Nevada                             0-21225                        52-2124492
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(State or Other                    (Commission File               (IRS Employer
Jurisdiction of                     Number)                       Identification
Incorporation)                                                    No.)


2 Wisconsin Circle, Chevy Chase, Maryland                           20815
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (301) 961-1540
                                                   --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5   Other Events

         The Registrant, on Tuesday, December 7, 1999, issued a press release. The full text of which is printed below.

Press Release Copy


WASHINGTON, December 7 -- Robert J. Wussler, Chairman of the Board of U.S. Digital Communications, Inc. (OTC Bulletin Board: USDI), and Greg Hahn, President of Telcam, Telecommunications Company of the Americas, Inc., announced that Telcam has obtained additional financing from certain existing USDI common and preferred shareholders that should enable it to provide working capital loans to USDI as agreed upon in the Memorandum of Understanding signed July 8, 1999.

As announced recently, there have been delays in both the completion of the merger and the provision of anticipated working capital loans to USDI by Telcam. The merger, originally scheduled for a late September closing, is anticipated to close in early 2000. However, there can be no assurance that there will not be additional delays.

In addition to the requirement that USDI's liquidity needs be met, consummation of the merger remains subject to a number of conditions, including drafting of definitive documents, negotiation of reductions in US Digital's obligations to creditors, and approval by the shareholders of each company. In light of the foregoing, there can be no assurance that the merger will be consummated.

USDI also stated that due to issues related to the delay in receipt of funds from Telcam, US Digital had not yet filed its quarterly report on Form 10-Q for the quarter ending September 30, 1999 with the Securities and Exchange Commission; however, USDI stated that it plans to complete the filing as expeditiously as possible.

This press release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated herein, including the occurrence of unanticipated events or circumstances relating to the fact that USDI is in a highly competitive industry subject to rapid technological, product and price changes. Other factors include the possibility that demand for the Company's products may not occur or continue at sufficient levels, changing global economic and competitive conditions, technological and other risks, costs and delays associated with the start-up and operation of major capital projects and corporate restructurings, changing governmental regulations and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. USDI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               U.S. DIGITAL COMMUNICATIONS, INC.
                                                            (Registrant)



Date:    December 10, 1999                  By: /s/ Robert J. Wussler
                                                -------------------------
                                                Name:   Robert J. Wussler
                                                Title:  Chairman


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